Security Income Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated October 3, 2012

to the Summary Prospectus Dated March 1, 2012

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus for Floating Rate Strategies Fund (the “Fund”):

Effective immediately, the following changes are made to the Fund’s Summary Prospectus.

The “Annual Fund Operating Expenses” table and the “Example” section on page 2 of the Summary Prospectus are replaced to read as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	A-Class	C-Class	Institutional Class
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other expenses[1]	0.73%	0.73%	0.53%
Dividend and Interest Expenses	0.08%	0.08%	0.08%
Remaining Other Expenses	0.65%	0.65%	0.45%
Total Annual Fund Operating Expenses	1.63%	2.38%	1.18%
Fee Waiver (and/or expense reimbursement)[2]	-0.53%	-0.53%	-0.32%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.10%	1.85%	0.86%

[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]

The Investment Manager has contractually agreed through March 1, 2013 to waive fees to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A – 1.02%, Class C – 1.77% and Institutional Class – 0.78%. The Fund may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund of fees waived during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights) and it can be terminated by the Fund’s Board of Directors, subject to the recoupment rights of the Investment Manager.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your cost would be:

	Redeemed		Not Redeemed
Class	1 Year	3 Years	1 Year	3 Years
A	$582	$915	$582	$915

C	$288	$692	$188	$692

Institutional	$88	$343	$88	$343

Please Retain This Supplement for Future Reference

SUMFRACI-SUP